Exhibit 21

SUBSIDIARIES OF FRONT YARD RESIDENTIAL CORPORATION

Front Yard Residential, L.P., a Delaware limited partnership
Front Yard Residential GP, LLC, a Delaware limited liability company
ARNS, Inc., a Delaware corporation
ARLP Trust, a Delaware statutory trust
ARLP Trust 2, a Delaware statutory trust
ARLP Trust 3, a Delaware statutory trust
ARLP Trust 4, a Delaware statutory trust
ARLP Trust 5, a Delaware statutory trust
ARLP Trust 6, a Delaware statutory trust
ARLP Trust 7, a Delaware statutory trust
ARLP Trust 8, a Delaware statutory trust
ARLP Trust 9, a Delaware statutory trust
ARLP Trust 10, a Delaware statutory trust
ARLP Trust 11, a Delaware statutory trust
ARLP Trust 12, a Delaware statutory trust
ARLP I, LLC, a Delaware limited liability company
ARLP II, LLC, a Delaware limited liability company
ARLP Repo Seller L, LLC, a Delaware limited liability company
ARLP Repo Seller S, LLC, a Delaware limited liability company
RESI SFR Sub, LLC, a Delaware limited liability company
RESI REO Sub, LLC, a Delaware limited liability company
ARLP REO I, LLC, a Delaware limited liability company
ARLP REO II, LLC, a Delaware limited liability company
ARLP REO III, LLC, a Delaware limited liability company
ARLP REO IV, LLC, a Delaware limited liability company
ARLP REO V, LLC, a Delaware limited liability company
ARLP REO VI, LLC, a Delaware limited liability company
ARLP REO VII, LLC, a Delaware limited liability company
ARLP REO 400, LLC, a Delaware limited liability company
ARLP REO 500, LLC, a Delaware limited liability company
ARLP Securitization Trust, Series 2014-1, a Delaware statutory trust
ARLP Securitization Trust, Series 2014-2, a Delaware statutory trust
ARLP Securitization Trust, Series 2015-1, a Delaware statutory trust
HOME SFR Equity Owner, LLC, a Delaware limited liability company
HOME SFR Borrower, LLC, a Delaware limited liability company
HOME TRS, LLC, a Delaware limited liability company
HOME SFR Equity Owner II, LLC, a Delaware limited liability company
HOME SFR Borrower II, LLC, a Delaware limited liability company
HOME TRS II, LLC, a Delaware limited liability company
HOME SFR Equity Owner III, LLC, a Delaware limited liability company
HOME SFR Borrower III, LLC, a Delaware limited liability company
HOME TRS III, LLC, a Delaware limited liability company
HOME SFR Equity Owner IV, LLC, a Delaware limited liability company
HOME SFR Borrower IV, LLC, a Delaware limited liability company
HOME TRS IV, LLC, a Delaware limited liability company
RESI TL1 Pledgor, LLC, a Delaware limited liability company
RESI TL1 Borrower, LLC, a Delaware limited liability company
FYR SFR Purchaser, LLC, a Delaware limited liability company
FYR SFR Equity Owner, LLC, a Delaware limited liability company
FYR SFR Borrower, LLC, a Delaware limited liability company
HavenBrook Partners, LLC, a Delaware limited liability company
HavenBrook Homes, LLC, a Delaware limited liability company
RentalStat, LLC, a Georgia limited liability company